EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

This AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (“Amendment No. 3”), dated as of September 28, 2016 is entered into by and among NEUSTAR, INC., a Delaware corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereto, each of the Lenders listed on the signature pages hereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), each of MORGAN STANLEY SENIOR FUNDING, INC., THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., J.P. MORGAN SECURITIES LLC, RBC CAPITAL MARKETS, COMPASS BANK, CAPITAL ONE N.A. and BANK OF MONTREAL, as Joint Lead Arrangers (collectively, the “Joint Lead Arrangers”) and as Joint Bookrunners, each of THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., J.P. MORGAN SECURITIES LLC, and RBC CAPITAL MARKETS, as Co-Syndication Agents, and each of COMPASS BANK, CAPITAL ONE N.A. and BANK OF MONTREAL, as Co-Documentation Agents. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Credit Agreement (as defined below).
RECITALS:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the other parties listed on the signature pages thereto are parties to that certain Credit Agreement dated as of January 22, 2013 (as amended by (i) that certain Amendment No. 1 to the Credit Agreement and Security Agreement, dated as of December 9, 2015 and (ii) that certain Amendment No. 2 to Credit Agreement, dated as of December 9, 2015, and as otherwise amended from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment No. 3 have the same meanings as specified in the Credit Agreement).
WHEREAS, the Borrower has notified the Administrative Agent that it desires to extend the Term Facility Maturity Date in respect of the Term Facility and the 2015 Additional Facility (as defined herein) and the Revolving Credit Facility Maturity Date in respect of the Revolving Credit Facility, in each case, in accordance with the terms of the Credit Agreement and to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.AMENDMENTS TO CREDIT AGREEMENT
The Credit Agreement shall be amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:
“2015 Additional Facility” has the meaning specified in Amendment No. 2.
“2015 Incremental Term Loans” has the meaning specified in Amendment No. 2.
“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement dated as of December 9, 2015 among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the

Lead Arrangers referred to therein, the 2015 Incremental Lenders referred to therein and the other parties thereto.
“Amendment No. 3” means that certain Amendment No. 3 to the Credit Agreement dated as of September 28, 2016 among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the other parties thereto.
“Amendment No. 3 Effective Date” has the meaning given to it in Amendment No. 3.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended and the United Kingdom Bribery Act 2010, as amended.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Sanctions” economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom (and the associated laws, rules, regulations and orders, collectively, “Sanctions Laws”).
“Spin Transaction” means the distribution, following the separation of the Borrower’s business into two separate companies consisting of an Information Services business and an Order Management & Numbering Services business, by the Borrower of the equity of one of such separate businesses to its shareholders.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the first paragraph of such definition and the pricing grid contained in such definition and replacing them with the following:
“Applicable Rate” means on and after the Amendment No. 3 Effective Date, with respect to the Commitment Fee, the Letter of Credit Fee and the Advances (including, without limitation, the 2015 Incremental Term Loans), the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.02(a) on or after to the Amendment No. 3 Effective Date; provided that until the later of (i) the date the Compliance Certificate with respect to the fiscal period ended December 31, 2016 is received by the Administrative Agent and (ii) March 1, 2017, the “Applicable Rate” shall be the applicable rate per annum determined in accordance with Pricing Level 1 below:

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Letter of Credit Fee	Eurodollar Rate Advances	Base Rate Advances
1	Greater than or equal to 2.00:1.00	0.50%	3.25%	3.25%	2.25%
2	Less than 2.00:1.00	0.375%	3.00%	3.00%	2.00%

(c)    The definition of “Defaulting Lender” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting “or” at the end of clause (d)(i) thereof, and inserting the following new clause (d)(iii) at the end of clause (d)(ii) thereof: “or (iii) become the subject of a Bail-In Action”
(d)    The definition of “Eurodollar Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Advance, a rate per annum equal to (i) the London interbank offered rate for Eurodollar deposits as published on the Reuters screen page LIBOR01 (“Published LIBOR”) (or such other commercially available source providing quotations of Published LIBOR designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for U.S. dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such rate is not available at such time for any reason, then the “Eurodollar rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in U.S. dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Advance being made, continued or converted and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at approximately

11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Advance on any date, the rate per annum equal to (i) Published LIBOR, at approximately 11:00 a.m., London time, determined two Business Days prior to such date for U.S. dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in U.S. dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Advance being made or maintained and with a term equal to one month would be offered by the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination;
provided that in no event shall the Eurodollar Rate for the Advances that bear interest at a rate based on clauses (a) and (b) of this definition be less than 0.00%.
(e)    The definition of “Joint Lead Arrangers” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Joint Lead Arrangers” means MSSF, The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Securities LLC and RBC Capital Markets.
(f)    The definition of “Revolving Credit Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Revolving Credit Facility Maturity Date” means January 22, 2019.
(g)    The definition of “Term Advance” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Advance” means either of (a) the initial advance made to the Borrower on the Closing Date pursuant to Section 2.01(a) or (b) the 2015 Incremental Term Loans, and the term “Term Advances” means the advances specified in clauses (a) and (b) above taken together.
(h)    The definition of “Term Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Term Facility Maturity Date” means (a) with respect to the Term Facility (other than any portion thereof that has been extended), January 22, 2019 and (b) with respect to any Term Advances for which the maturity has been extended pursuant to Section 2.20, such extended maturity date as determined pursuant to such Section.
(i)    Section 2.01(a) of the Credit Agreement is hereby amended by deleting “(a “Term Advance”)” appearing in the first sentence thereof.
(j)    Section 2.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Term Advances. From and after the Amendment No. 3 Effective Date, the Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders, in U.S. dollars, the aggregate principal amount of all Term Advances outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

Date	Principal Amortization Payment
September 30, 2016	$27,439,156.25
December 31, 2016	$27,439,156.25
March 31, 2017	$27,439,156.25
June 30, 2017	$27,439,156.25
September 30, 2017	$27,439,156.25
December 31, 2017	$27,439,156.25
March 31, 2018	$12,472,343.75
June 30, 2018	$12,472,343.75
September 30, 2018	$12,472,343.75
December 31, 2018	$12,472,343.75
Term Facility Maturity Date	$284,369,437.50

provided, however, that the final principal installment shall be repaid on the Term Facility Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term Advances outstanding on such date. The provisions of this Section 2.05(a) shall apply to all Term Advances, including, without limitation, the 2015 Incremental Term Loans, and Section 2(e) of Amendment No. 2 shall be deemed superseded and replaced by this Section 2.05(a).
(k)    Section 2.06(b) of the Credit Agreement is hereby amended by inserting the following as a new clause (v) thereof:
“(v)    Upon the consummation of a Spin Transaction, the Revolving Credit Commitments shall be automatically and permanently reduced to zero.”
(l)    Section 2.07(b) of the Credit Agreement is hereby amended by (i) renumbering clause (vi) thereof as clause (vii) and (ii) inserting the following as a new clause (vi) thereof:
“(vi)    Upon the consummation of a Spin Transaction, the Borrower shall, on the date of such consummation, prepay in full all of the outstanding Advances on such date and shall either (x) deposit an amount in the L/C Cash Collateral Account equal to the aggregate Available Amount of all Letters of Credit then outstanding or (y) make other arrangements for the treatment of such outstanding Letters of Credit reasonably acceptable to the Borrower and the Issuing Banks (such as by providing back to back letters of credit or rolling such outstanding Letters of Credit into a new financing facility).”
(m)    Section 2.16(a)(iv) of the Credit Agreement is hereby amended by substituting the following in lieu of the existing second sentence thereof:
“Subject to Section 10.17, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a

Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”
(n)    Section 2.19(a) of the Credit Agreement is hereby amended by (i) deleting the proviso to clause (vi) of the first paragraph thereof and (ii) deleting clause (x) of the second paragraph thereof.
(o)    Section 4.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 4.17. Sanctioned Persons; Anti-Corruption Laws; PATRIOT Act. None of the Borrower or any of its Subsidiaries or any of their respective directors, officers or, to the knowledge of the Borrower, employees, agents, advisors or Affiliates is subject to any Sanctions. Each of the Borrower and its Subsidiaries and their respective directors, officers and, to the knowledge of Borrower, employees, agents, advisors and Affiliates is in compliance, in all material respects, with (i) all Sanctions Laws, (ii) all Anti-Corruption Laws and (iii) the PATRIOT Act and any other applicable terrorism and money laundering laws, rules, regulations and orders. The Borrower will not, directly, or to the Borrower’s knowledge, indirectly, use the proceeds of the Advances (A) or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions except to the extent permissible under the Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Advances, whether as Lender, Agent or otherwise) or (B) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of any Anti-Corruption Law, as amended.”
(p)    Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SECTION 6.10. Use of Proceeds. Use the proceeds of any Advance, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund Indebtedness originally incurred for such purpose or (ii) in violation of the Anti-Corruption Laws or applicable Sanctions and otherwise in contravention of any Law or of any Loan Document.”
(q)    Article X of the Credit Agreement is hereby amended by inserting the following paragraph at the end of the Article:
“SECTION 10.17. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(r)    If any existing Lender declines or fails to consent to this Amendment No. 3 by returning an executed counterpart of this Amendment No. 3 to the Administrative Agent prior to the Consent Deadline (as defined below), then pursuant to and in compliance with the terms of Section 2.11(e) of the Credit Agreement (other than the provision requiring 20 days’ prior notice, which requirement is hereby waived), such Lender may be replaced and its Advances and Commitments purchased and assumed by an assignee upon such assignee’s execution of this Amendment No. 3 (which will also be deemed to be the execution of an Assignment and Assumption, and the execution of this Amendment No. 3 by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Credit Agreement) thereto) and payment by such assignee of the purchase price required by Section 2.11(e) of the Credit Agreement.
(s)    For the purposes of the Credit Agreement, the definition of “Term Facility Maturity Date” as amended herein shall be considered the applicable “Extended Termination Date” and each Term Lender consenting to this Amendment No. 3 shall be considered an “Extending Lender” with respect to the Term Advances and Term Commitments of such Lender. Additionally, for the avoidance of doubt, from and after the Amendment No. 3 Effective Date, the Term Advances outstanding under the initial advance made to the Borrower on the Closing Date and the 2015 Incremental Facility shall constitute Term Advances of the same class for all purposes under the Credit Agreement.
SECTION 2.    FEES
(a)    Amendment Fees. The Borrower agrees to pay a non-refundable amendment fee (individually, an “Amendment Fee” and, collectively, the “Amendment Fees”) to each of the existing Lenders that consents to this Amendment No. 3 by the Consent Deadline (defined below) equal to the following percentages, as applicable:
(i)    1.00%, with respect to each Lender who has delivered a consent with respect to at least $60,000,000 of the aggregate amount of the Revolving Loan Commitments, Term Advances (as defined prior to the Amendment No. 3 Effective Date) and 2015 Incremental Term Loans of such consenting Lender immediately prior to the Amendment No. 3 Effective Date (but (i) after giving effect to any assignments made in accordance with Section 1(s) and (ii) for the avoidance of doubt, without duplication as to Term Advances (as defined prior to the Amendment No. 3 Effective Date) and 2015 Incremental Term Loans) (such aggregate amount, the “Aggregate Commitments, Advances and Loans”);

(ii)    0.50%, with respect to each Lender who has delivered a consent with respect to at least $30,000,000 but less than $60,000,000 of the Aggregate Commitments, Advances and Loans; and
(iii)    0.375%, with respect to each Lender who has delivered a consent with respect to less than $30,000,000 of the Aggregate Commitments, Advances and Loans.
The Amendment Fees shall be due and payable in cash on the Amendment No. 3 Effective Date.
SECTION 3.    CONDITIONS PRECEDENT TO EFFECTIVENESS
This Amendment No. 3 shall be effective as of the date first above written (the “Amendment No. 3 Effective Date”) when each of the following conditions shall have been satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

(a)    Consents. The Administrative Agent shall have received executed signature pages hereto from each Lender (as determined as of the Amendment No. 3 Effective Date, immediately prior to giving effect to this Amendment No. 3 but after giving effect to any assignments made in accordance with Section 1(s)) and each Loan Party, in each case prior to 12:00 p.m. (noon), New York City time, on September 22, 2016 (the “Consent Deadline”).
(b)    Fees and Expenses. (a) The Borrower shall have paid all fees required to be paid to be paid to the Lenders, the Joint Lead Arrangers and the Administrative Agent on or before the Amendment No. 3 Effective Date (including, without limitation, the Amendment Fees), and (b) all reasonable and documented fees and out-of-pocket costs and expenses owing to the Administrative Agent and its Affiliates (including the reasonable and documented fees and expenses of counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this Amendment No. 3 that are required to be paid pursuant to Section 10.04(a) of the Credit Agreement shall have been paid.
(c)    Representations and Warranties. The representations and warranties set forth in Section 4 shall be true and correct on and as of the Amendment No. 3 Effective Date.
(d)    No Default or Event of Default. On and as of the Amendment No. 3 Effective Date and after giving effect to the amendments contemplated herein, no Default or Event of Default shall have occurred and be continuing.
(e)    No Material Adverse Change. Since December 31, 2015, there has been no Material Adverse Change
(f)    Legal Opinion. The Administrative Agent shall have received a favorable opinion of Gibson, Dunn & Crutcher LLP, counsel for the Loan Parties, reasonably satisfactory to the Administrative Agent.
(g)    Officer’s Certificate. The Administrative Agent shall have received a certificate of each Loan Party signed on behalf of such Loan Party by its Responsible Officer, certifying that the conditions set forth in clauses (c), (d) and (e) of this Section 3 are satisfied.
(h)    Other Documents. The Administrative Agent shall have received (a) certificates of incumbency and certified copies of the resolutions of the board of directors of each applicable Loan

Party approving this Amendment No. 3 and the matters contemplated hereby, (b) the certificate of incorporation and the bylaws of each Loan Party or, as to any such Loan Party, a certificate that such constituent documents of such Loan Party have not changed since the most recent date such documents were delivered to the Administrative Agent and (c) a copy of a certificate of the Secretary of State of the jurisdiction of incorporation of each Loan Party, dated reasonably near the Amendment No. 3 Effective Date certifying that (1) where applicable, such Loan Party has paid all franchise taxes to the date of such certificate and (2) such Loan Party is duly incorporated and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation.
(i)    Updated Projections. The Administrative Agent shall have received updated forecasts of the financial performance of the Borrower and its Subsidiaries on a combined consolidated basis on an annual basis, through December 31, 2021. The Administrative Agent acknowledges receipt of such updated forecasts.
(j)    KYC Information. The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, that the Administrative Agent has requested in writing at least five Business Days prior to the Amendment No. 3 Effective Date.
SECTION 4.    REPRESENTATIONS AND WARRANTIES
(a)    Corporate Power and Authority. Each of Loan Parties has all corporate or similar requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment No. 3, except to the extent that such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect.
(b)    Authorization of Agreements. The execution and delivery of this Amendment No. 3 and the performance of its obligations under this Amendment No. 3 have been duly authorized by all necessary corporate or other organizational action on the part of each of the Loan Parties.
(c)    Binding Obligation. This Amendment No. 3 has been duly executed and delivered by each of the Loan Parties and is the legally valid and binding obligation of each of the Loan Parties enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Bankruptcy Laws, laws affecting the rights of creditors generally or general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(d)    Credit Agreement Representations and Warranties. The representations and warranties set forth in Article IV of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date and after giving effect to such on and as of such date (except (a) to the extent that any such representation or warranty is itself subject to a “materiality” or “Material Adverse Effect” standard, in which case such representation and warranty shall be true and correct in all respects and (b) to the extent any such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in material respects (except to the extent any of such representations and warranties is itself subject to a “materiality” or “Material Adverse Effect” standard, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date).
SECTION 5.    MISCELLANEOUS

(a)    Binding Effect. This Amendment No. 3 shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, the Collateral Agent, each of the Lenders and each of the Loan Parties. None of the Loan Parties’ rights or obligations hereunder or any interest therein may be assigned or delegated by any of the Loan Parties without the prior written consent of all Lenders.
(b)    Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(c)    Reference to Credit Agreement. On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 3.
(d)    Effect on Credit Agreement and other Loan Documents. Except as specifically amended in Section 1 of this Amendment No. 3, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment No. 3 shall constitute a “Loan Document” under and as defined in the Credit Agreement.
(e)    Execution. The execution, delivery and performance of this Amendment No. 3 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any agent or Lender under, the Credit Agreement or any of the other Loan Documents.
(f)    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
(g)    APPLICABLE LAW. THIS AMENDMENT NO. 3 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(h)    Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery by telecopier or .pdf of an executed counterpart of a signature page of this Amendment No. 3 shall be effective as delivery of an original executed counterpart of this Amendment No. 3.
(i)    Affirmation and Consent of Guarantors. Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment No. 3, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment No. 3, each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3, (b) subject to the amendments set forth herein, the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (c) subject to the amendments set forth herein, such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

NEUSTAR, INC., as Borrower

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Senior Vice President and Chief Financial Officer

NEUSTAR IP INTELLIGENCE, INC., as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

ULTRADNS CORPORATION, as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

NEUSTAR INFORMATION SERVICES, INC., as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

NEUSTAR DATA SERVICES, INC., as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

AGGREGATE KNOWLEDGE, INC., as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

[Signature Page to Amendment No. 3]

CO INTERNET SAS, as Guarantor

By	/s/ Kay Monroe
Name: Kay Monroe
Title: First Vice President

MARKETSHARE ACQUISITION CORPORATION, as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

MARKETSHARE HOLDINGS, INC., as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer:

MARKETSHARE PARTNERS, LLC, as Guarantor

By	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer

[Signature Page to Amendment No. 3]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent and Lender

By	/s/ Reagan Phillip
Name: Reagan Phillip
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Morgan Stanley, as Lender

By	/s/ Andrew Earls
Name: Andrew Earls
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Lender

By	/s/ Daglas Panchal
Name: Daglas Panchal
Title: Vice President

[Signature Page to Amendment No. 3]

Regions Bank, as Lender

By	/s/ Steven M. Hamil
Name: Steen M. Hamil
Title: Senior Vice President

[Signature Page to Amendment No. 3]

CALIFORNIA FIRST NATIONAL BANK, as Lender

By	/s/ Mark D. Cross
Name: Mark D. Cross
Title: EVP, Chief Credit Officer

[Signature Page to Amendment No. 3]

Capital One, N.A., as Lender

By	/s/ Michael Quinn
Name: Michael Quinn
Title: Vice President

[Signature Page to Amendment No. 3]

CHINA MERCHANTS BANK CO., LTD. NEW YORK BRANCH, as Lender

By	/s/ Chengyue Jiao
Name: Chengyue Jiao
Title: General Manager

[Signature Page to Amendment No. 3]

A Voce CLO, Ltd., as Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Floating Rate Fund, as Lender
By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

American General Life Insurance Company, as Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

American Home Assurance Company, as Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Ares Enhanced Credit Opportunities Fund B, LTD., as Lender
BY: ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS INVESTMENT MANAGER
ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD., as Lender

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER
BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES XXIV CLO LTD., as Lender
BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER
BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES XXIX CLO LTD., as Lender
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES XXV CLO LTD., as Lender
BY: Ares CLO Management XXV, L.P., its Asset Manager
By: Ares CLO GP XXV, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES XXVI CLO LTD., as Lender
BY: Ares CLO Management XXVI, L.P., its Collateral Manager
By: Ares CLO GP XXVI, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES XXVII CLO LTD., as Lender
By: Ares CLO Management XXVII, L.P., its Asset Manager
By: Ares CLO GP XXVII, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ARES XXVIII CLO LTD., as Lender
By: Ares CLO Management XXVIII, L.P., its Asset Manager
By: Ares CLO GP XXVIII, LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXI CLO Ltd., as Lender

By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management LLC, its General Partner

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXII CLO Ltd., as Lender

By: Ares CLO Management XXXII, L.P., its Asset Manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXIII CLO Ltd., as Lender

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXIV CLO Ltd., as Lender

By: Ares CLO Management LLC, its collateral manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXV CLO Ltd., as Lender

By: Ares CLO Management LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXVII CLO Ltd., as Lender

By: Ares CLO Management LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Ares XXXVIII CLO Ltd., as Lender

By: Ares CLO Management II LLC, its asset manager

By: /s/ Daniel Hayward
Name: Daniel Hayward
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

ATRIUM IX, as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

ATRIUM VII, as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

ATRIUM VIII, as Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Atrium XII, as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

AUSTRALIANSUPER, as Lender

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Bank of America NA, as Lender

By: /s/ Larry Van Sant
Name: Larry Van Sant
Title: Senior Vice President

[Signature Page to Amendment No. 3]

Bank of Montreal, as Lender

By: /s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Vice President

[Signature Page to Amendment No. 3]

BENTHAM WHOLESALE SYNDICATED LOAN FUND, as Lender

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Betony CLO, Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Blue Hill CLO, Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

BOC Pension Investment Fund, as Lender

BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Citizens Bank, N.A. as Lender

By: /s/ William Clossey
Name: William Clossey
Title: Senior Vice President

[Signature Page to Amendment No. 3]

Compass Bank, as Lender

By: /s/ Jeffrey E. Hauser
Name: Jeffrey E. Hauser
Title: Senior Vice President

[Signature Page to Amendment No. 3]

COPPERHILL LOAN FUND I, LLC, as Lender

BY: Credit Suisse Asset Management, LLC, as investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

CREDIT SUISSE NOVA (LUX), as Lender

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as Lender

By: Credit Suisse Asset Management, LLC, as investment advisor

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Diversified Credit Portfolio Ltd., as Lender

BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as Lender

BY: Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

ERIE INDEMNITY COMPANY, as Lender

By: Credit Suisse Asset Management, LLC., as its investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

ERIE INSURANCE EXCHANGE, as Lender

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

WESPATH FUNDS TRUST, as Lender

By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Google Inc., as Lender

By: Credit Suisse Asset Management, LLC, as its investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Invesco BL Fund, Ltd., as Lender

By: Invesco Management S.A. As Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Dynamic Credit Opportunities Fund, as Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Polaris US Bank Loan Fund, as Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Senior Income Trust, as Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Senior Loan Fund, as Lender

BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

INVESCO SSL FUND LLC, as Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Zodiac Funds - Invesco Global Senior Loan Fund, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Invesco Zodiac Funds - Invesco US Senior Loan Fund, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Avinash Patel
Name: Avinash Patel
Title: Managing Director

[Signature Page to Amendment No. 3]

Kaiser Foundation Hospitals, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Kaiser Permanente Group Trust, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Lexington Insurance Company, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Limerock CLO II, Ltd., as Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Limerock CLO III, Ltd., as Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Linde Pension Plan Trust, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

MADISON PARK FUNDING IV, LTD., as Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

MADISON PARK FUNDING IX, LTD., as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

MADISON PARK FUNDING V, LTD., as Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

MADISON PARK FUNDING VI, LTD., as Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

MADISON PARK FUNDING VIII, LTD., as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XII, Ltd., as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XIX, Ltd., as Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XV, Ltd., as Lender

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XVI, Ltd., as Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XVIII, Ltd., as Lender

By: Credit Suisse Asset Management, LLC
as Collateral Manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XX, Ltd., as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Madison Park Funding XXII, Ltd., as Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

MANUFACTURERS BANK, as Lender

By: /s/ Dirk Price
Name: Dirk Price
Title: Vice President

[Signature Page to Amendment No. 3]

Medical Liability Mutual Insurance Company, as Lender

BY: Invesco Advisers, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Morgan Stanley Bank, N.A., as Lender

By: /s/ Andrew Earls
Name: Andrew Earls
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

Invesco Bank Loan Fund Series 2 A Series Trust of Multi Manager Global Investment Trust, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

National Union Fire Insurance Company of Pittsburgh, Pa., as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Nomad CLO, Ltd., as Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

North End CLO, Ltd, as Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Octagon Investment Partners 24, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XIV, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XIX, Ltd., as Lender

By: Octagon Credit Investors, LLC
as collateral manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XV, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XVI, Ltd., as Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XVII, Ltd., as Lender

BY: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XVIII, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XX, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Portfolio Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XXII, Ltd, as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Investment Partners XXIII, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

Octagon Loan Funding, Ltd., as Lender

By: Octagon Credit Investors, LLC
as Collateral Manager

By: /s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to Amendment No. 3]

PK-SSL Investment Fund Limited Partnership, as Lender

BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

PNC Bank, National Association, as Lender

By: /s/ Melanie Koseba
Name: Melanie Koseba
Title: Sr. Vice President

[Signature Page to Amendment No. 3]

QUALCOMM Global Trading Pte. Ltd., as Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

Recette CLO, Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Sentry Insurance a Mutual Company, as Lender

BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL, as Lender

By: authority delegated to the New Mexico State Investment Office

By: Credit Suisse Asset Management, LLC, its investment manager

By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Amendment No. 3]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Lender

By: /s/ Matthew Hillman
Name: Matthew Hillman
Title: Vice President

[Signature Page to Amendment No. 3]

The City of New York Group Trust, as Lender

BY: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

The Variable Annuity Life Insurance Company, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

THORNBURG INVESTMENT TRUST- THORNBURG INVESTMENT INCOME BUILDER FUND, as Lender

By: /s/ Jason Brady
Name: Jason Brady
Title: CEO, PM, MD

[Signature Page to Amendment No. 3]

U.S. Bank National Association, as Lender

By: /s/ Arden Pujiwara
Name: Arden Pujiwara
Title: Assistant Vice President

[Signature Page to Amendment No. 3]

The United States Life Insurance Company In the City of New York, as Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Upland CLO, Ltd., as Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Venture IX CDO, Limited, as Lender

BY: its investment advisor, MJX Asset Management LLC

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 3]

Venture VI CDO Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 3]

Venture VII CDO Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 3]

Venture VIII CDO, Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 3]

Venture X CLO, Limited, as Lender

BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

[Signature Page to Amendment No. 3]

Wasatch CLO Ltd, as Lender

BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

By: /s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to Amendment No. 3]

Wells Fargo Bank, National Association, as Lender

By: /s/ Dana D. Cagle
Name: Dana D. Cagle
Title: Director

[Signature Page to Amendment No. 3]